UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2008

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported, Fifth Third Bancorp and First Charter Corporation announced that they entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which First Charter Corporation will merge with and into Fifth Third Financial Corporation, a wholly-owned subsidiary of Fifth Third Bancorp (the “Merger”).

Fifth Third previously reported that the Merger was expected to close in the first quarter of 2008, subject to regulatory approval and approval by the holders of 75% of the outstanding shares of First Charter Common Stock. The Merger is subject to the approval of the Federal Reserve Board and the prior approval of the North Carolina Commissioner of Banks. On September 18, 2007, Fifth Third submitted applications for both approvals and received the approval of the North Carolina Commissioner of Banks on October 22, 2007. As of the date of this report Fifth Third has not yet received the approval of the Federal Reserve Board. Fifth Third has responded to information requests from the Federal Reserve Board regarding its application and comment letters received from the public and is currently responding to further inquiries from the Federal Reserve Board regarding related topics. Consequently, although a first quarter closing still could be possible if approval would be obtained soon, Fifth Third no longer expects or believes that the transaction will close in the first quarter of 2008. As the passage of time makes a first quarter closing increasingly unlikely, Fifth Third now is planning for closing in the second quarter of 2008 although no assurance can be given in this regard. As previously reported, the First Charter shareholder meeting to consider and vote upon the Merger will be held at 10:00 a.m. on January 18, 2008.

Forward-Looking Statements

This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3) changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17) difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the United States Securities and Exchange Commission (SEC), as amended. Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on Fifth Third’s web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Where You Can Find Additional Information About The Merger

The proposed Merger will be submitted to First Charter’s shareholders for consideration. Fifth Third has filed a Form S-4 Registration Statement, and First Charter has filed a Proxy Statement and both companies have filed other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). First Charter has mailed the Proxy Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, contain important information about the Merger, and Fifth Third and First Charter urge you to read these documents.

You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third” and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”

Participants in The Merger

Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of

Fifth Third and First Charter and information about other persons who may be deemed participants in the Merger are included in the Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2007. You can obtain free copies of these documents from the websites of Fifth Third, First Charter or the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 14, 2008	/s/ Christopher G. Marshall
Christopher G. Marshall
Executive Vice President and Chief Financial Officer